                                                                  EXHIBIT 99.1


                       SCHEDULE OF PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of July 15, 1997 about persons who are beneficial owners of more than 5% of any class of the outstanding equity securities of Commerce Security Bancorp, Inc. (the "Company"). The table gives effect to the sale, as of July 15, 1997, by Dartmouth Capital Group, L.P. ("DCG"), Madison Dearborn Capital Partners II, L.P. ("MDP"), Olympus Growth Fund II, L.P. ("OGF") and Olympus Executive Fund, L.P. ("OEF" and together with OGF, "Olympus") of all of the outstanding shares of Series A Capital Securities of the Company and the purchase immediately thereafter by MDP and Olympus of certain senior securities from DCG, each as described more fully in the Current Report on Form 8-K, dated July 10, 1997, with respect to which this schedule is filed as an exhibit.

                                                                                                         ALL CLASSES OF
                                                                 VOTING SECURITIES                     EQUITY SECURITIES
                                                         ----------------------------------     ---------------------------------
                                                          BENEFICIALLY       PERCENTAGE OF      BENEFICIALLY      PERCENTAGE OF
                       INVESTOR                              OWNED         VOTING SECURITIES       OWNED         SPECIFIED CLASS
                       --------                            ----------      ----------------      ----------      ----------------


Dartmouth Capital Group, L.P.(1)
Dartmouth Capital Group, Inc.
  Class B Common Stock  . . . . . . . . . . . . . .       5,655,164              32.5%            5,655,164            40.6%
  Special Common Stock  . . . . . . . . . . . . . .              --                --                    --              --
  Series A Capital Securities . . . . . . . . . . .              --                --                    --              --
  Series B Preferred Stock  . . . . . . . . . . . .              --                --                    --              --

Madison Dearborn Capital Partners II, L.P.(2)
  Class B Common Stock(3) . . . . . . . . . . . . .              --                --                    --              --
  Special Common Stock  . . . . . . . . . . . . . .       1,719,991               9.9%            2,412,859            50.0%
  Series A Capital Securities . . . . . . . . . . .              --                --                    --              --
  Series B Preferred Stock  . . . . . . . . . . . .              --                --                58,297            50.0%

Olympus Growth Fund II, L.P.(4)
Olympus Executive Fund, L.P.
  Class B Common Stock(5) . . . . . . . . . . . . .              --                --                    --              --
  Special Common Stock  . . . . . . . . . . . . . .       1,719,991               9.9%            2,412,859            50.0%
  Series A Capital Securities . . . . . . . . . . .              --                --                    --              --
  Series B Preferred Stock  . . . . . . . . . . . .              --                --                58,296            50.0%

Ernest J. Boch(6)
  Class B Common Stock  . . . . . . . . . . . . . .       2,260,828              13.0%            2,260,828            16.2%


Peter H. Paulsen(7)
  Class B Common Stock  . . . . . . . . . . . . . .       1,424,184               8.2%            1,424,184            10.2%

F. M. Kirby(8)
  Class B Common Stock  . . . . . . . . . . . . . .       1,027,829               5.9%            1,027,829             7.4%

Shareholders of DCG General Partner
as a Group (11 shareholders)(9)(10)
  Class B Common Stock  . . . . . . . . . . . . . .       5,059,451              32.6%            5,059,451            36.3%
        (footnotes on following page)

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(1)  As the sole general partner of DCG, Dartmouth Capital Group, Inc. (the "DCG
     General Partner") exercises sole control over the voting and disposition of the shares of Common Stock held of record by DCG. DCG and the DCG General Partner each have a business address c/o Commerce Security Bancorp, Inc., 7777 Center Avenue, One Pacific Plaza, Huntington Beach, CA 92647.
(2) MDP's sole general partner is Madison Dearborn Partners II, L.P., whose sole general partner is Madison Dearborn Partners, Inc. MDP's address is Three First National Plaza, Suite 1330, Chicago, IL 60602.
(3) Does not include a currently-exercisable warrant to purchase an additional 2,000,000 shares of Common Stock which, subject to the terms of such warrant, would be exercisable for non-voting shares of Common Stock (i.e., Class C Common Stock) if MDP's percentage ownership of all outstanding voting securities would exceed 9.9%.
(4) Presentation has been combined for Olympus Growth Fund II, L.P. and Olympus Executive Fund, L.P., as the general partners of the limited partnerships (OGF II, L.P. and OEF, L.P., respectively) are under common control. Olympus's address is Metro Center, One Station Place, Stamford, CT 06902.
(5) Does not include currently-exercisable warrants to purchase an additional 2,000,000 shares of Common Stock which, subject to the terms of such warrants, would be exercisable into non-voting shares of Common Stock
     (i.e., Class C Common Stock) if Olympus's percentage ownership of all outstanding voting securities would exceed 9.9%.
(6)  Mr. Boch's address is Subaru of New England, Inc., 95 Morse Street,
     Norwood, MA 02062.
(7)  Mr. Paulsen's address is 2746 E. Smith Road, Bellingham, WA 98226.
(8)  Mr. Kirby's address is 17 DeHart Street, Morristown, NJ 07963.
(9)  Includes, in one case, shares held by an affiliate of the shareholder.
(10) In the case of Robert P. Keller, a shareholder of DCG, includes 427,556 shares of restricted stock issued to Mr. Keller pursuant to the terms of his employment agreement, but excludes shares of Common Stock subject to employee stock options which are not exercisable within 60 days.

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